Exhibit 10.127

SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of March 30, 2010 (this “Amendment”) is made between World Financial Network National Bank, a national banking association located in Columbus, Ohio (“WFNNB”), as RPA Seller, and WFN Credit Company, LLC (“WFN Credit”), as Purchaser (the “Purchaser”), to the Receivables Purchase Agreement, dated as of September 28, 2001, between the RPA Seller and the Purchaser (as amended as of June 24, 2008, and as amended from time to time, the “Receivables Purchase Agreement”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Receivables Purchase Agreement.

 WHEREAS, WFNNB is contemplating a merger with and into WFNNB Interim National Bank (the “Interim Bank”), an interim national banking association located in Delaware, with the resulting bank being a national banking association named World Financial Network National Bank and located in Delaware (the “Merger”); and

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein, with such amendments taking effect upon consummation of the Merger;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.  Amendments.  Section 1.2 of the Receivables Purchase Agreement is hereby amended by deleting the word “Ohio” where it appears in Section 1.2 and substituting with the word “Delaware”.

SECTION 2.  Conditions to Effectiveness.  This Amendment shall become effective upon consummation of the Merger; provided that each of the conditions precedent described in Section 9.1 of the Receivables Purchase Agreement shall have been satisfied.

SECTION 3.  Effect of Amendment; Ratification. i) On and after the effective date, this Amendment shall be a part of the Receivables Purchase Agreement and each reference in the Receivables Purchase Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

(b)           Except as expressly amended hereby, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4. Approved Portfolio.  For the avoidance of doubt, the RPA Seller’s private label credit card program for Little Switzerland, which is an Approved Portfolio, includes, without limitation, all accounts from time to time included in the RPA Seller’s private label credit card program for Little Switzerland that are originated through Jewels retailers.

Second Amendment to Receivables Purchase
Agreement (Trust III)

SECTION 5. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 6. Section Headings.  Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

SECTION 7.  Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

[Signature Page Follows]

Second Amendment to Receivables Purchase
Agreement (Trust III)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WFN CREDIT COMPANY, LLC, as Purchaser

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

WORLD FINANCIAL NETWORK NATIONAL
BANK, as RPA Seller

By:	/s/ Ronald C. Reed
Name: Ronald C. Reed
Title: Treasurer

Second Amendment to Receivables Purchase
Agreement (Trust III)